Pax World Funds Series Trust I and
Pax World Funds Series Trust III

Supplement Dated December 6, 2019
to the Prospectus and Statement of Additional Information, each dated May 1, 2019

1)

Effective December 18, 2019, the name of the Pax Balanced Fund will change to the “Pax Sustainable Allocation Fund.” Accordingly, each reference in the Prospectus and Statement of Additional Information to the Pax Balanced Fund will be replaced with the Fund’s new name.

* * *

2)

Effective December 9, 2019, the Pax Large Cap Fund, the Pax Small Cap Fund and the Pax Ellevate Global Women’s Leadership Fund, as well as the Impax Global Women’s Leadership Index, are expected to be fossil fuel-free. Accordingly, the Prospectus and Statement of Additional Information are amended as follows:

Prospectus Page 10

Under Principal Investment Strategies, the third paragraph is replaced in its entirety with the following:

The Large Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio managers may overweight or underweight specific sectors and may take significant positions, including positions in companies in the information technology sector, which could lead to increased volatility. The Large Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry. The portfolio managers currently expect that the Fund typically will hold between 30 and 60 securities positions. In addition, as a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

Prospectus Page 24

Under Principal Investment Strategies, the third paragraph is replaced in its entirety with the following:

The Small Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager may overweight or underweight specific sectors and may take significant positions, including positions in companies in the financial services sector, which could lead to increased volatility. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Moreover, it may buy stocks in any sector or industry. In addition, as a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

Prospectus Pages 57-58

Under Principal Investment Strategies, the first two paragraphs are replaced in its entirety with the following:

The Global Women’s Fund employs a factor-based investment approach intended to closely correspond to or exceed the performance of the Women’s Index. The Fund seeks to maintain risk characteristics that are generally similar to those of the Women’s Index, while overweighting gender leadership factors, rather than adhering to the market capitalization weights used by the Women’s Index. Under normal circumstances, the Global Women’s Fund invests more than 80% of its total assets in the component securities of the Women’s Index and in American Depositary Receipts, Global Depositary Receipts and Euro Depositary Receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Global Women’s Fund’s investments in equity securities may include growth securities (shares in companies whose earnings are expected to grow more rapidly than the market), value securities (shares that PEM believes are trading at a lower price than their company’s intrinsic value) and companies of any size, including small- and medium-capitalization companies. Because the Global Women’s Fund will normally adjust portfolio holdings in response to changes in the component securities of the Women’s Index, the Global Women’s Fund’s strategy may involve high portfolio turnover. Portfolio turnover is not a principal consideration in investment decisions for the Fund, and the Fund is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. The Global Women’s Fund generally invests in all of the components included in the Women’s Index, but may use a representative sampling strategy, or an optimized or enhanced strategy, to achieve its investment objective, weighting companies with more favorable characteristics with respect to women’s leadership (e.g., number of women in executive positions or on the board of directors) more heavily than the Women’s Index, which uses market weights exclusively. As a result, the Global Women’s Fund may not always hold the same securities in the same proportions or weightings as the Women’s Index. The Global Women’s Fund also may invest up to 20% of its total assets in certain futures, options and swap contracts, cash and cash equivalents, and stocks not included in the Women’s Index, but which PEM believes will help the Global Women’s Fund to exceed the price and yield performance of the Women’s Index. Any investments in stocks or stock options not included in the Women’s Index will be evaluated by PEM for satisfaction of PEM’s ESG and gender criteria. See “Pax Sustainability/ESG Criteria” on page 128. Although the Global Women’s Fund will seek to maintain risk characteristics that PEM believes are generally similar to those of the Women’s Index, it is possible that the performance may not correlate with the performance of the Women’s Index. In addition, as a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels).

The Women’s Index is a customized market capitalization-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the Women’s Index seeks to exclude companies that fail to meet certain environmental, social and governance (ESG) or sustainability thresholds, including companies involved in the manufacture or sale of weapons, the manufacture of tobacco products and companies significantly involved in the extraction and/or refining of fossil fuels. The Women’s Index is composed of approximately 400 securities. As of December 31, 2018, the Women’s Index included companies with market capitalizations between approximately $2.7 billion and $780.4 billion.

Prospectus Page 96

Under Principal Investment Strategies, the third paragraph is replaced in its entirety with the following:

The Large Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio managers attempt to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The portfolio managers may overweight or underweight specific sectors and may take significant positions, including positions in companies in the information technology sector, which could lead to increased volatility. The Large Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry. The portfolio managers currently expect that the Fund typically will hold between 30 and 60 securities positions. In addition, as a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

Prospectus Page 99

Under Principal Investment Strategies, the first paragraph is replaced in its entirety with the following three paragraphs:

The Small Cap Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments.

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. As of December 31, 2018, the Russell 2000 Index included companies with market capitalizations from approximately $6 million to $6.2 billion.

The Small Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The portfolio manager also looks for strong management teams that exhibit a high degree of innovation and motivation to grow their business. The portfolio manager may overweight or underweight specific sectors and may take significant positions, including positions in companies in the financial services sector, which could lead to increased volatility. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Moreover, it may buy stocks in any sector or industry. In addition, as a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

Prospectus Pages 106-107

Under Principal Investment Strategies, the first paragraph is replaced in its entirety with the following:

The Global Women’s Fund employs a factor-based investment approach intended to closely correspond to or exceed the performance of the Women’s Index. The Fund seeks to maintain risk characteristics that are generally similar to those of the Women’s Index, while overweighting gender leadership factors, rather than adhering to the market capitalization weights used by the Women’s Index. Under normal circumstances, the Global Women’s Fund invests more than 80% of its total assets in the component securities of the Women’s Index and in American Depositary Receipts, Global Depositary Receipts and Euro Depositary Receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Global Women’s Fund’s investments in equity securities may include growth securities (shares in companies whose earnings are expected to grow more rapidly than the market), value securities (shares that PEM believes are trading at a lower price than their company’s intrinsic value) and companies of any size, including small- and medium-capitalization companies. Because the Global Women’s Fund will normally adjust portfolio holdings in response to changes in the component securities of the Women’s Index, the Global Women’s Fund’s strategy may involve high portfolio turnover. Portfolio turnover is not a principal consideration in investment decisions for the Fund, and the Fund is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. In addition, to manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 30% for the year ended December 31, 2018. The Global Women’s Fund generally invests in all of the components included in the Women’s Index, but may use a representative sampling strategy, or an optimized or enhanced strategy, to achieve its investment objective, weighting companies with more favorable characteristics with respect to women’s leadership (e.g., number of women in executive positions or on the board of directors)

more heavily than the Women’s Index, which uses market weights exclusively. As a result, the Global Women’s Fund may not always hold the same securities in the same proportions or weightings as the Women’s Index. The Global Women’s Fund also may invest up to 20% of its total assets in certain futures, options and swap contracts, cash and cash equivalents, and stocks not included in the Women’s Index, but which PEM believes will help the Global Women’s Fund to exceed the price and yield performance of the Women’s Index. Any investments in stocks or stock options not included in the Women’s Index will be evaluated by PEM for satisfaction of PEM’s ESG and gender criteria. See “Pax Sustainability/ESG Criteria” on page 127. Although the Global Women’s Fund will seek to maintain risk characteristics that PEM believes are generally similar to those of the Women’s Index, it is possible that the performance may not correlate with the performance of the Women’s Index. In addition, as a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels).

The Women’s Index is a customized market capitalization-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the Women’s Index seeks to exclude companies that fail to meet certain environmental, social and governance (ESG) or sustainability thresholds, including companies involved in the manufacture or sale of weapons, the manufacture of tobacco products and companies significantly involved in the extraction and/or refining of fossil fuels. The Women’s Index is composed of approximately 400 securities. As of December 31, 2018, the Women’s Index included companies with market capitalizations between approximately $2.7 billion and $780.4 billion.

Statement of Additional Information Pages 5-8

Under Investment Philosophy, the second paragraph is replaced in its entirety with the following:

The Global Women’s Fund (together with the Pax World Funds, the “Funds”) seeks investment returns that closely correspond to or exceed price and yield performance, before fees and expenses, of the Impax Global Women’s Leadership Index (the “Women’s Index”). The Women’s Index is a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the Gender Analytics team of Impax Asset Management LLC, formerly known as Pax World Management LLC (“IAM” or the “Adviser”), with final approval by the IAM Women’s Index Committee. In addition, the Women’s Index seeks to exclude companies that fail to meet certain environmental, social and governance (ESG) or sustainability thresholds, including companies involved in the manufacture or sale of weapons, the manufacture of tobacco products and companies significantly involved in the extraction and/or refining of fossil fuels. The IAM Women’s Index Committee is a committee at IAM responsible for the selection of companies that comprise the Women’s Index. The IAM Women’s Index Committee is comprised of IAM personnel who are not involved in the portfolio management of the Global Women’s Fund. The IAM Gender Analytics team has been designated by the IAM Women’s Index Committee to oversee the construction, reconstitution and rebalancing of the Women’s Index. The IAM Gender Analytics team consists of analysts at IAM who have no portfolio management responsibilities for the Global Women’s Fund. The IAM Gender Analytics team uses multiple criteria in exercising its discretion to recommend to the IAM Women’s Index Committee the components for the Women’s Index, starting with membership in the MSCI World Index and otherwise consisting of the following: representation of women on boards, representation of women in executive management, presence of a female CEO and/or CFO and signatories to Women’s Empowerment Principles. The Women’s Index is re-constituted and re-balanced annually. Events occurring between reconstitutions of the Women’s Index, including events such as the hiring or firing of women executives and the election or retirement of women directors, may not be reflected in the Women’s Index until it is next re-constituted. Similarly, the Global Women’s Fund may delay adding or subtracting a company from its portfolio based on such events until the Women’s Index is re-constituted.

Under Investment Philosophy, the following paragraph is inserted after the sixth paragraph:

The Pax Large Cap Fund and the Pax Small Cap Fund, as a result of their respective investment strategies and under normal market conditions, are expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

Under Investment Philosophy, the ninth paragraph is replaced in its entirety with the following:

The Pax Ellevate Global Women’s Leadership Fund invests in companies included in the Impax Global Women’s Leadership Index. Although the Fund does include some key ESG standards as rated by MSCI ESG Research, and seeks to avoid investing in issuers that the investment adviser determines are involved in the manufacture or sale of weapons or manufacture of tobacco products, and companies that are significantly involved in the extraction and/or refining of fossil fuels, the Fund and the Women’s Index focus on investing in companies that are leaders in advancing gender equality, and therefore do not include all of the ESG criteria or exclusions included in the actively managed Pax World Funds.

* * *

3)	Effective January 1, 2020, the Prospectus will be amended as follows:

Prospectus Page 55

The section entitled Portfolio Managers will be replaced in its entirety with the following:

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Global Environmental Markets Fund’s investments.

Portfolio Manager	Since	Title
Hubert Aarts	2013	Portfolio Manager
David Winborne	2018	Portfolio Manager
Sid Jha	2020	Portfolio Manager

Prospectus Page 136

In the section entitled Management, Organization and Capital Structure – Portfolio Managers, the following will replace the paragraph for Bruce Jenkyn-Jones:

Sid Jha is a Co-Portfolio Manager of the Global Environmental Markets Fund. Mr. Jha joined Impax Asset Management Ltd. in 2014 as an analyst and is part of the Portfolio Construction team for the firm’s Leaders, Water and Global Opportunities strategies. Mr. Jha also holds research responsibilities for the firm in the Energy Efficiency and Water Environmental sub-sectors. Prior to joining Impax Asset Management Ltd., Mr. Jha worked as a clean technology consultant in India. Mr. Jha has an MBA with a focus in Finance from the London Business School and a Bachelor of Arts in History and Political Science from Macalester College, where he graduated cum laude.

Statement of Additional Information Page 67

The second table in the section entitled Portfolio Managers – Other Accounts Managed will be replaced in its entirety with the following:

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Sid Jha[1]	8	$2,701	10	$922	0	$0
Hubert Aarts	12	$5,935	5	$398	0	$0
David Winborne	10	$2,482	5	$375	0	$0
Kirsteen Morrison	2	$342	1	$19	0	$0

[1]	The information provided for Mr. Jha is as of October 31, 2019.

Statement of Additional Information Pages 68-69

The section entitled Portfolio Managers – Ownership of Securities will be replaced in its entirety with the following:

As of December 31, 2018 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Andrew Braun was $0; and by Barbara Browning was $1-$10,000; (ii) the dollar value of shares of the Mid Cap Fund owned beneficially by Nathan Moser was $0; (iii) the dollar value of shares of the Small Cap Fund owned beneficially by Nathan Moser was $100,001-$500,000; (iv) the dollar value of shares of the ESG Beta Quality Fund owned beneficially by Michael Branch was $0; by Ran Leshem was $0; by Annie Tan was $0; and by Robert Tymoczko $0; (v) the dollar value of shares of the ESG Beta Dividend Fund owned beneficially by Michael Branch was $0; by Ran Leshem was $0; by Annie Tan was $0; and by Robert Tymoczko $0; (vi) the dollar value of shares of the EAFE ESG Index Fund owned beneficially by Scott LaBreche was $10,001-$50,000; (vii) the dollar value of shares of the Global Women’s Fund owned beneficially by Barbara Browning was $50,001-$100,000; and by Scott LaBreche was $1-$10,000; (viii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Hubert Aarts was $0; and by David Winborne was $0; (ix) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by David Winborne was $0; (x) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $0; (xi) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was

$50,001-$100,000; and by Kent Siefers was $0; (xii) the dollar value of shares of the Balanced Fund owned beneficially by Andrew Braun was $10,001-$50,000; by Nathan Moser was $10,001-$50,000; by Peter Schwab was $0; and by Anthony Trzcinka was $100,001-$500,000. As of October 31, 2019, the dollar value of shares of the Global Environmental Market Fund owned beneficially by Sid Jha was $0.

* * *

4)

The Pax World Funds are updating the description of their sustainable investing policies to reflect the Funds’ focus on the transition to a more sustainable economy. Accordingly, the Prospectus and Statement of Additional information are amended as follows:

Prospectus Pages 126-128

Under Sustainable Investing, beginning on Page 126, the disclosure preceding Pax Sustainability/ESG (Environmental, Social and Governance) Criteria on Page 128, is replaced in its entirety with the following:

Pax World Funds pursue a sustainable investing approach, focusing on the risks and opportunities arising from the transition to a more sustainable global economy. We believe that capital markets will be shaped profoundly by global sustainability challenges, from climate change to gender equality, and these trends will drive growth for well-positioned companies and create risks for those unable or unwilling to adapt.

We identify companies for our investment portfolios through fundamental analysis which incorporates long-term risks, including environmental, social and governance (ESG) factors. We believe this process enhances investment decisions and helps us construct investment portfolios made up of better long-term investments.

Each of the Funds seeks to avoid investing in issuers that are involved in the manufacture or sale of weapons or manufacture of tobacco products or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry, sector, asset class or universe peers. Overall, our objective is to construct investment portfolios with stronger sustainability or ESG profiles than their benchmark indices, so that our shareholders may benefit from what we believe will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently. For example:

The Core Bond Fund and the High Yield Bond Fund take a slightly different approach from our equity funds. These Funds seek to avoid companies that fail our exclusionary criteria on weapons and tobacco, that we determine are the subject of significant ESG controversy or that we determine significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria. In addition, as a result of the Core Bond Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

The Global Environmental Markets Fund, in addition to applying our customary sustainability or ESG criteria set forth above, has a particular focus on environmental markets—investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies, and sustainable food, agriculture and forestry. As a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

The Global Opportunities Fund, in addition to applying the Adviser’s customary sustainability or ESG criteria, has a particular focus on companies that that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy – the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. As a result of the Fund’s investment strategy, under normal market conditions, the Global Opportunities Fund is expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

The Pax Large Cap Fund and the Pax Small Cap Fund, as a result of their respective investment strategies and under normal market conditions, are expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

The Pax Ellevate Global Women’s Leadership Fund invests in companies included in the Impax Global Women’s Leadership Index. Although the Fund does include some key ESG standards as rated by MSCI ESG Research, and seeks to avoid investing in issuers that we determine are involved in the manufacture or sale of weapons or manufacture of tobacco products, the Fund and the Index focus on investing in companies that are leaders in advancing gender equality, and therefore do not include all of the ESG criteria or exclusions included in the actively managed Pax World Funds. As a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels).

The Pax MSCI EAFE ESG Leaders Index Fund invests in companies included in the MSCI EAFE ESG Leaders Index, the constituents of which are determined by MSCI ESG Research, although we seek to exclude any issuers involved in the manufacture or sale of weapons or manufacture of tobacco products that are not excluded by MSCI. See “MSCI Index Sustainability/ESG Criteria” below for MSCI ESG Research criteria applicable to the EAFE ESG Index Fund’s securities.

With respect to the ESG Beta Quality and ESG Beta Dividend Funds, the Adviser determines an ESG score for each company, based on the Adviser’s assessment of key ESG issues by industry, and calculates ESG scores based on companies’ performance on these key issues. The scores emphasize management of ESG-related risks, incorporate ESG trends (taking into account progress or regression in a company’s ESG profile) and adjust for involvement in significant ESG-related controversies. The ESG scores are used principally for identifying securities for purchase or sale by ESG Beta Quality Fund or the ESG Beta Dividend Fund, although the scores and the ESG indicators comprising those scores may be reviewed in connection with consideration of securities for other Pax World Funds.

The Pax MSCI EAFE ESG Leaders Fund, the Pax ESG Beta Quality Fund and the Pax ESG Beta Dividend Fund utilize SmartCarbon™, a risk-based investment approach to managing exposure to companies with fossil fuel reserves on their balance sheet. This methodology, developed in collaboration with Carbon Tracker, uses a multi-scenario approach to compute an expected valuation of energy companies likely to be impacted by future climate-related regulation. The investment conclusions arising from these scenarios range from gradual to complete divestment of energy company holdings. With respect to these three Funds, they have completely divested to become fossil fuel free, replacing energy company holdings with a diversified basket of energy efficiency stocks that historically have been closely correlated to but in our view provide better risk-adjusted returns than energy stocks. By reducing exposure to fossil fuel companies that will be impacted by increased climate-related regulation, substituting instead companies that are meeting the growing demand for energy efficiency solutions, we endeavor to build more resilient portfolios for Fund investors, to reduce climate-related risks and participate in the low carbon energy transition.

The Adviser seeks to produce competitive returns for Fund investors. By integrating ESG criteria—what we call “sustainability” criteria—into our investment approach, the Adviser seeks to achieve each Fund’s investment objective and to accelerate the transition to a more sustainable global economy.

Investors should understand that “sustainable investing” refers to the full integration of environmental, social and governance criteria into our investment approach; it does not mean that our Funds will necessarily perform in the future as they have in the past.

Statement of Additional Information Page 5

Under Investment Philosophy, the first paragraph is replaced in its entirety with the following:

The Large Cap Fund, the Small Cap Fund, the ESG Beta Quality Fund, the ESG Beta Dividend Fund, the Global Opportunities Fund, the Global Environmental Markets Fund, the EAFE ESG Index Fund, the Core Bond Fund, the High Yield Bond Fund and the Sustainable Allocation Fund (the “Pax World Funds”) pursue a sustainable investing approach, focused on the risks and opportunities arising from the transition to a more sustainable global economy. The Pax World Funds’ investment adviser identifies those companies through fundamental analysis which incorporates long-term risks, including environmental, social and governance (ESG) factors. We believe this process enhances investment decisions and helps us construct investment portfolios made up of better long-term investments.

Statement of Additional Information Page 7

The first full paragraph is replaced in its entirety with the following:

The Adviser seeks to produce competitive returns for Fund investors. By integrating environmental, social and governance (ESG) criteria – what we call “sustainability” criteria – into our investment approach, the Adviser seeks to achieve each Fund’s investment objective and to accelerate the transition to a more sustainable global economy.

* * *

5)	The Pax World Funds have discontinued their Global Citizen Program. Accordingly, all references to the Global Citizen Program in the Prospectus are hereby deleted.

* * *

THIS PAGE INTENTIONALLY LEFT BLANK

PAX120619